UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report:        February 4, 2009

(Date of earliest event reported: January 29, 2009)

HAVERTY FURNITURE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-14445	58-0281900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342
(Address of principal executive officers) ( Zip Code)
Telephone number, including area code: (404) 443-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 29, 2009, Mr. M. Tony Wilkerson, Executive Vice President, Merchandising informed Haverty Furniture Companies, Inc. of his intention to retire effective February 15, 2009. Attached as Exhibit 99.1 is the press release, dated February 2, 2009, announcing Mr. Wilkerson’s retirement.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press Release dated February 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.

February 4, 2009	By:	/s/ Jenny Hill Parker
Jenny Hill Parker Vice President, Secretary and Treasurer

2